SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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[   ] Soliciting Material under §240.14a-12

Brandes Investment Trust
(Name of Registrant as Specified In Its Charter)

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Brandes Investment Trust

11988 El Camino Real, Suite 600
San Diego, California 92130
 1-800-331-2979

Dear Shareholder:

We are writing to let you know that a special meeting of shareholders of Brandes Investment Trust (the “Trust”) and its series (each a “Fund” and collectively the “Funds”) will be held on Monday, November 7, 2016.  The purpose of the Meeting is to vote on several important proposals that affect the Trust and the Funds, and your investment. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your Fund(s). This package contains information about the proposals and the materials to use when voting by mail, by telephone or through the Internet.

Shareholders of all Funds are being asked to elect three members of the Board of Trustees (the “Board”) of the Trust and to approve an amendment to the Trust’s Agreement and Declaration of Trust.  In addition, Class E shareholders of the Brandes Core Plus Fixed Income Fund, the Brandes Global Equity and the Brandes International Equity Fund are being asked to approve the elimination of the Class E shares of those Funds.

Please read the enclosed materials and cast your vote on the proxy card(s).  Please vote your shares promptly.  Your vote is extremely important, no matter how large or small your holdings may be.  The proposal has been carefully reviewed by the Board.  The Trustees, a majority of whom are not affiliated with the Trust’s investment advisor, Brandes Investment Partners, L.P. (“Brandes”), are responsible for protecting your interests as a shareholder.  The Trustees recommend that you vote FOR each proposal.

The questions and answers on the next two pages are provided to assist you in understanding the proposals.  Each proposal is described in greater detail in the enclosed proxy statement.  Voting is quick and easy.  Everything you need is enclosed.  To cast your vote, simply complete the proxy card(s) enclosed in this package.  Be sure to sign each card before mailing it in the postage-paid envelope.  You may also vote your shares by touch-tone telephone or through the internet.  Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions about the proposals, or how to quickly vote your shares, please call Okapi Partners, our proxy solicitor, toll-free at 855-208-8902.  Thank you for your participation in this important initiative.

Sincerely,

Thomas M. Quinlan, Secretary Brandes Investment Trust

2

Important information
 to help you understand and vote on the proposals

Please read the full text of the proxy statement.  Below is a brief overview of the proposals to be voted upon.  Your vote is important.  We appreciate that you have placed your trust in us and look forward to helping you achieve your financial goals.

What am I being asked to vote on?  Shareholders of all Funds are being asked to elect three members to the Board of Trustees (the “Board”) of Brandes Investment Trust (the “Trust”) and to approve an amendment to the Trust’s Agreement and Declaration of Trust.  In addition, shareholders of the Brandes Core Plus Fixed Income Fund (the “Core Plus Fund”), the Brandes Global Equity Fund (the “Global Equity Fund”) and the Brandes International Equity Fund (the “International Equity Fund”) are being asked to approve the elimination of the Class E shares of those Funds.

Why is the Board of Trustees asking shareholders to elect Trustees?

In accordance with the Trust’s retirement age policy, J. Michael Gaffney will retire from his current position as a Trustee on December 31, 2016, or as soon thereafter as his successor is elected.  The Board, with the support of its investment adviser, Brandes Investment Partners L.P. (“Brandes” or the “Advisor”), has nominated and recommends that shareholders elect Gregory Bishop as a new Trustee, effective as of the close of the shareholder meeting.  The current members of the Board do not have the power to appoint Mr. Bishop as a new Trustee without the approval of the shareholders of the Trust, as the Investment Company Act of 1940, as amended (the “Investment Company Act”), provides that no Trustee may be appointed to the Board of Trustees by existing Trustees unless immediately after that appointment at least two-thirds of the Trustees of the Trust will have been elected by the shareholders of the Trust.  The Trustees are not currently in a position to appoint Mr. Bishop to the Board, as two of the six current Trustees (Craig Wainscott and Oliver Murray) were previously appointed to the Board by the other Trustees and have not previously been elected by the shareholders; thus only 57% of the Trustees would have been elected by the shareholders if Mr. Bishop were appointed by the Trustees without a shareholder election.

The Board also recommends that shareholders ratify the appointments of Craig Wainscott and Oliver Murray as Trustees.  If all members of the Board have been elected by the shareholders, then upon any future retirements by Trustees, the Board would have the flexibility to appoint replacements for one or more Trustees without incurring the expense of additional shareholder meetings.

What role does the Board play generally?

The Trustees serve as representatives of the shareholders of the Trust’s separate investment portfolios, or “series” (each a “Fund” and collectively the “Funds”).  Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders.  The Trustees meet throughout the year to review the Funds’ performance, oversee the Funds’ operations, consider policy changes, and review contractual arrangements with companies that provide services to the Funds.

What is the affiliation between the Board and Brandes?

The Board currently is composed of four “Independent Trustees” (who are not affiliated with Brandes, its principals or other service providers to the Trust in a way that would render them “interested persons” of the Trust within the meaning of the Investment Company Act) and two “Interested Trustees” who are employees and directors of Brandes.  Following the election of Mr. Bishop and the retirement of Mr. Gaffney, the Trust would continue to have four Independent Trustees and two Interested Trustees serving on the Board.

Q&A
1

Would the Trustees who currently oversee my Fund change?

Yes, Mr. Gaffney, an Independent Trustee, will retire from the Board on December 31, 2016.  As described in the proxy statement, the Board has nominated Mr. Bishop to serve as an Independent Trustee, subject to election by shareholders.  Because Mr. Wainscott and Mr. Murray already serve as Trustees, no other Trustees would change.

What are the qualifications of Mr. Bishop, Mr. Wainscott and Mr. Murray?

Mr. Bishop has substantial mutual fund and financial services experience.  He is currently retired, and previously spent over 17 years in the investment management business at Pacific Investment Management Company, LLC (“PIMCO”), where he served as Executive Vice President and Head of Retail Business Management for PIMCO Investments with responsibilities related to retail distribution and operations for PIMCO’s mutual fund complex.  He has over 23 years of experience in the financial services industry. Mr. Bishop has held the Chartered Financial Analyst (CFA) designation since 1996 and has experience with mutual fund operations, compliance, marketing and distribution.

Mr. Wainscott also has substantial mutual fund and financial services experience.  He had over 24 years of experience in the investment management business at Russell Investments where he served as a Managing Director in the U.S. mutual fund group, President of Russell Canada and Director of Russell Australia.  Mr. Wainscott has worked as a Chartered Financial Analyst (CFA) since 1985 and has experience with quantitative investment techniques, fund marketing and fund distribution.

Mr. Murray has significant investment advisory experience.  He currently serves as Managing Director, Private Client Portfolio Management of Brandes and Chief Executive Officer of Brandes’ Toronto entity where he is responsible for all of Brandes’ Canadian functional areas.  Mr. Murray is responsible for client service, sales and marketing globally for Brandes.  Mr. Murray has served on the boards of a number of industry organizations and is past Chair of the board of directors of the Investment Funds Institute of Canada (IFIC).  He has over 26 years of experience in the financial services industry.

Are Board members paid?

Each Independent Trustee receives a fee for his or her service on the Board.  You can find the compensation table, which details fees that have been paid to the Independent Trustees, in the proxy statement.  The Interested Trustees are not compensated by the Trust for their service.

Why is Board proposing that the Agreement and Declaration of Trust be amended?

The proposed amendment to the Agreement and Declaration of Trust would permit the Trust to eliminate a share class of any of its series without first obtaining shareholder approval.  The purpose of the amendment is to bring the Trust into alignment with current industry standards.  The share class amendment will provide the Board with more flexibility to adapt the share class structure of the Trust to future changes in market and regulatory conditions in a timely manner, without incurring the expenses and delays of a shareholder meeting.

Why is the Board proposing that Class E shares of the Core Plus Fund, the Global Equity Fund and the International Equity Fund be eliminated?

Brandes has recommended elimination of the Class E shares of the Core Plus Fund, the Global Equity Fund and the International Equity Fund because the assets of those share classes are not currently large enough to economically justify their ongoing operation and Brandes does not believe that future sales of Class E shares are likely to improve.  After consideration of the matter, the Board has agreed that elimination of the Class E shares would be in the best interests of the Funds’ shareholders.  However, the Trust’s Agreement and Declaration of Trust requires approval by the shareholders of a Fund’s share class before making material amendments that will affect the rights and preferences of that share class, and the Board of Trustees has agreed that eliminating an entire share class could be deemed to be a material amendment.

Q&A
2

If shareholders approve the elimination of Class E shares of a Fund, all outstanding Class E shares of the Fund on or about November 30, 2016 will be automatically redeemed and proceeds will be sent to Class E shareholders under the procedures set forth in the Funds’ prospectus.  In addition, between September 9, 2016 and November 30, 2016, or three days after any later date on which an adjourned meeting of the Fund’s shareholders takes place (the “Elimination Date”), Class E shareholders of the Core Plus Fund, the Global Equity Fund and the International Equity Fund will be permitted to exchange or convert their Class E shares of such Fund(s) for Class I shares of the same Fund or any other Fund of the Trust.  The Class I minimum investment amount will be waived for Class E shareholders converting into Class I.  If the Class E shareholders of a Fund approve elimination of the Class E shares of the Fund, all remaining outstanding Class E shares of that Fund as of the close of business on the Elimination Date will be automatically redeemed and redemption proceeds will be sent to shareholders according to the regular redemption process described in the Funds’ prospectus.

Will I incur any costs in connection with the redemption of my Class E shares of the Core Plus Fund, the Global Equity Fund and/or the International Equity Fund?

Class E shareholders will not incur any redemption fees or other costs as a result of the redemption of their Class E shares.  As with any redemption of mutual fund shares, redemption of your Class E shares may result in federal or state tax consequences.  Because each shareholder is different, you should contact your tax adviser for further information about the tax consequences of redeeming your shares.

Has the Board approved the proposals?

The Board has approved each nominee for election to the Board and each other proposal and recommends that shareholders vote “for” each nominee and each other proposal.

Who is Okapi Partners?

Okapi Partners is an independent third party proxy solicitation firm that the Trust has retained to contact shareholders and record proxy votes.  In order to hold a shareholder meeting, a quorum must be reached – which currently is 40% of the shares entitled to vote in person or by proxy at the shareholder meeting.  If a quorum is not attained, the meeting must adjourn to a future date.  Brandes and Trustees, officers and representatives of the Trust may attempt to reach shareholders through one or more mailings to remind them to cast their votes.  As the meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for this proxy mailing and for the other solicitation costs associated with this shareholder meeting?

The expenses in connection with preparing the proxy statement and its enclosures and all solicitations will be paid by the Trust.

Q&A
3

How many votes am I entitled to cast?

On each proposal you are entitled to one vote for each whole share of each Fund you hold as of the close of business on the record date, and a proportionate fractional vote for each fractional share you hold on that date.  The record date is September 9, 2016.

How do I vote my shares?

You can vote your shares in any one of the following ways:

▪	complete and sign the enclosed proxy card(s) and mail it in the enclosed postage-paid envelope;

▪	vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions;

▪	vote through the internet by visiting the website indicated on your proxy card(s) and following the on-line instructions; or

▪	vote in person by attending the shareholder meeting.

If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Okapi Partners toll-free at 855-208-8902.

If I vote by mail, how do I sign the proxy card?

Individual Accounts:  Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts:  Either owner may sign, but the name of the person signing should conform exactly to a name in the account registration shown on the card.

All Other Accounts:  The person signing must indicate his or her capacity.  For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

BRANDES INVESTMENT TRUST
11988 El Camino Real, Suite 600, San Diego, California 92130

Q&A
4

BRANDES INVESTMENT TRUST

11988 El Camino Real, Suite 600
San Diego, California 92130
 (800)-331-2979

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the “Meeting”) of Brandes Investment Trust (the “Trust”) will be held at the offices of the Trust indicated above on Monday, November 7, 2016, at 10:00 a.m. Pacific Time.

The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof.

Proposal Descriptions	Fund(s) Voting on the Proposal

Proposal 1: To elect three Trustees to the Board of Trustees of the Trust.	All Funds

Proposal 2: To approve an amendment to the Trust’s Agreement and Declaration of Trust.	All Funds

Proposal 3: To eliminate the Class E shares of the Brandes Core Plus Fixed Income Fund, Brandes Global Equity Fund and Brandes International Equity Fund.	Brandes Core Plus Fixed Income Fund, Brandes Global Equity Fund and Brandes International Equity Fund

And to transact such other business as may properly come before the Special Meeting or any adjournments.

The Board of Trustees has fixed the close of business on Friday, September 9, 2016 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

By order of the Board of Trustees,

_________________________
Thomas M. Quinlan, Secretary
Brandes Investment Trust

September 23, 2016

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Meeting in person.  Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may assist you and help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the proxy card.

3.	All other accounts: Show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual singing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE

A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer

B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
		Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee

C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
 OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card handy.

2.	Call the toll-free number or visit the web site indicated on your proxy card.

3.	Enter the number found on the front of your proxy card.

4.	Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

Brandes Investment Trust

Brandes International Equity Fund
Brandes Global Equity Fund
Brandes Global Equity Income Fund
Brandes Global Opportunities Value Fund
Brandes Emerging Markets Value Fund
Brandes International Small Cap Equity Fund
Brandes Core Plus Fixed Income Fund
Brandes Credit Focus Yield Fund
Separately Managed Account Reserve Trust

11988 El Camino Real, Suite 600
San Diego, California 92130
 (800)-331-2979

TO BE HELD ON NOVEMBER 7, 2016

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Brandes Investment Trust (the “Trust”) to be used at the special meeting of shareholders of the Trust and at any adjournments thereof (the “Meeting”), to be held on Monday, November 7, 2016 at 10:00 a.m. Pacific time at the offices of the Trust.  The principal business address of the Trust and its investment adviser, Brandes Investment Partners, L.P. (“Brandes” or “the Advisor”) is 11988 El Camino Real, Suite 600, San Diego, California 92130.

The Trust is an open-end, management company registered under the Investment Company Act of 1940, as amended.  This Proxy Statement contains information about proposals related to the series of the Trust referred to above (each a “Fund” and collectively the “Funds”).  The Funds may be referred to throughout this SAI as follows:  Brandes Core Plus Fixed Income Fund (“Core Plus Fund”); Brandes Credit Focus Yield Fund (“Credit Focus Yield Fund”); Brandes Global Equity Fund (“Global Equity Fund”); Brandes Global Opportunities Value Fund (“Global Opportunities Value Fund”); Brandes Global Equity Income Fund (“Global Equity Income Fund”); Brandes International Equity Fund (“International Equity Fund”); Brandes Emerging Markets Value Fund (“Emerging Markets Value Fund”); Brandes International Small Cap Equity Fund (“International Small Cap Fund”); and Separately Managed Account Reserve Trust (“SMART Fund”).  The Funds offer certain classes of shares as indicated in the chart below.

Fund	Class A	Class C	Class E*	Class I	Class R6	Unnamed Class
Core Plus Fund	♦ BCPAX		♦ BCPEX	♦ BCPIX	♦ BCPRX
Credit Focus Yield Fund	♦ BCFAX			♦ BCFIX	♦ BCFRX
Global Equity Fund	♦ BGEAX	♦ BGVCX	♦ BGVEX	♦ BGVIX	♦ BGVRX
Global Equity Income Fund	♦ BGIAX	♦ BGICX		♦ BGIIX	♦ BGIRX
Global Opportunities Value Fund	♦ BGOAX	♦ BGOCX		♦ BGOIX	♦ BOVRX
International Equity Fund	♦ BIEAX	♦ BIECX	♦ BIEEX	♦ BIIEX	♦ BIERX
International Small Cap Fund	♦ BISAX	♦ BINCX		♦ BISMX	♦ BISRX

Proxy Statement

Fund	Class A	Class C	Class E*	Class I	Class R6	Unnamed Class
Emerging Markets Value Fund	♦ BEMAX	♦ BEMCX	♦ BEMIX	♦ BEMRX
SMART Fund					♦ SMARX
*	Effective October 1, 2015, the Class E Shares for the applicable Funds were closed to new investors. Accordingly, as of that date the Funds discontinued all sales of Class E Shares, except shares purchased: (1) through the reinvestment of dividends and distributions; and (2) by retirement plans (other than traditional IRAs, SIMPLE IRAs, Roth IRAs, SEP plans and SARSEP plans) that had already selected an applicable Fund as an investment option. The Funds may relax this restriction on sales of shares at the discretion of the Board of Trustees from time to time.

The Meeting is being held to vote on the following proposals and to transact such other business as may properly come before the Meeting.  Proposals 1 and 2 relate to all series of the Trust.  Proposal 3 relates only to the Class E shares of the Core Plus Fund, the Global Equity Fund and the International Equity Fund.

Proposal Descriptions

Proposal 1: To elect three Trustees to the Board of Trustees of the Trust. All shareholders of the Trust will vote on this proposal without reference to Fund or Class.

Proposal 2: To approve an amendment to the Trust’s Agreement and Declaration of Trust authorizing the Board of Trustees to terminate a class of shares without shareholder approval.  All shareholders of the Trust will vote on this proposal without reference to Fund or Class.

Proposal 3: To eliminate Class E shares of the Brandes Core Plus Fixed Income Fund, Brandes Global Equity Fund and Brandes International Equity Fund.  Only the holders of Class E shares of the Brandes Core Plus Fixed Income Fund, Brandes Global Equity Fund and Brandes International Equity Fund will vote on this proposal.

And to transact such other business as may properly come before the Special Meeting or any adjournments thereof.

The solicitation is being made primarily by the mailing of this Proxy Statement, along with a notice to shareholders of the Special Meeting and proxy card on or about September 30, 2016.  Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or personal interview by representatives of the Trust.  In addition, Okapi Partners may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Trust.  The Trust also may arrange to have votes recorded by telephone.

If the Trust records votes by telephone or through the internet, it will use procedures reasonably designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.  Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the Trust.  The Trust anticipates that engaging Okapi Partners to act as a solicitor will cost [$_____].

If you sign and return the enclosed proxy, or vote by internet or telephone, you may nevertheless revoke your vote at any time before the shareholders vote, by written notification to the Trust, by signing a later-dated proxy, by delivering a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

Proxy Statement

All proxies solicited by the Board of Trustees that are properly executed and received by the Trust’s Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instruction is made on a properly executed proxy, it will be voted FOR all of the proposal(s).  All shares that are voted and all votes to WITHHOLD will be counted towards establishing a quorum, as will broker non-votes (returned proxies for shares held in the name of a broker for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter).

The IRA custodian will vote shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), if it has received voting instructions from beneficial owners, in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum with respect to a proposal is 40% of the shares of the Trust or the particular Fund entitled to vote on the proposal in person or by proxy at the shareholder meeting.  If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting with respect to the Trust, or a particular Fund in the case of proposal 3, to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy entitled to vote on the matter.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the proposal, unless directed to vote to WITHHOLD authority to elect trustees.

Appendix A to this Proxy Statement shows the number of shares of the Trust, and each class of shares of the Funds, that are issued and outstanding as of September 9, 2016.  Appendix A also details substantial (5% or more) record and/or beneficial ownership of the Trust and each class of shares of each Fund on September 9, 2016, to the knowledge of the Trust.  Other than as disclosed in Appendix A, to the knowledge of the Trust no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Trust or any share class of a Fund on that date.

All shareholders of record of the Trust at the close of business on September 9, 2016 will be entitled to vote at the Meeting with respect to Proposals 1 and 2.  All Class E shareholders of record of the Core Plus Fund, the Global Equity Fund and the International Equity Fund at the close of business on September 9, 2016 will be entitled to vote at the Meeting with respect to Proposal 3.  Each whole share you hold as of the close of business on the record date is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

For a free copy of the Trust’s latest annual and/or semiannual reports, contact the Funds at 1‑(800)‑331‑2979, visit the Funds’ website at www.brandesfunds.com or write to the Trust at 11988 El Camino Real, Suite 600, San Diego, California 92130.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on November 7, 2016. This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available at www.okapivote.com/Brandes.

Proxy Statement

PROPOSAL 1:  TO ELECT THREE TRUSTEES

The Board of Trustees recommends that shareholders elect Gregory Bishop to serve as a Trustee of the Trust, and ratify the appointments of Craig Wainscott, and Oliver Murray as Trustees of the Trust, each until his successor is duly elected and qualified.

As indicated under “Trustees and Officers” below, the Board has four “Independent Trustees,” generally meaning that they are not affiliated with Brandes, its principals, or other service providers to the Trust in a manner that would render them “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (“Investment Company Act”).  Currently, J. Michael Gaffney, Jean Carter, Robert M. Fitzgerald and Craig Wainscott are Independent Trustees.  In accordance with the Trust’s retirement age policy, Mr. Gaffney will retire as Trustee on December 31, 2016 or as soon thereafter as his successor is elected, and the Board of Trustees has unanimously nominated Gregory Bishop as Mr. Gaffney’s successor.  Mr. Wainscott and Mr. Murray were previously appointed by the Board as Trustees to fill vacancies created by the resignation or retirement of other Trustees.

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively.  Currently, four of the six Trustees are Independent Trustees, who are not affiliated with Brandes, the principal underwriter, or their affiliates.  Ms. Carter, an Independent Trustee, serves as Chairman of the Board.  The Board’s Nominating Committee and Audit Committee are comprised entirely of Independent Trustees.  The Independent Trustees also are advised by independent legal counsel.  The Board has determined that this leadership structure is appropriate to ensure that the regular business of the Board is conducted efficiently while still permitting the Independent Trustees to effectively fulfill their fiduciary and oversight obligations.  The Board reviews its structure and the structure of its committees annually.  As indicated under “Trustees and Officers” below, Mr. Bishop has considerable mutual fund and financial services experience.  The Trustees expect that the environment of strong governance of the Trust and protection of the interests of Trust shareholders will continue with the addition of Mr. Bishop as an Independent Trustee and the continuation of Mr. Wainscott and Mr. Murray as Independent Trustee and Interested Trustee, respectively.

The current members of the Board do not have the authority to appoint Mr. Bishop as a new Trustee without the approval of the shareholders of the Trust.  The Investment Company Act provides that no Trustee may be appointed to the Board by the Trustees unless, immediately after such appointment, at least two-thirds of the Trustees of the Trust have been elected by the shareholders of the Trust.  Currently only four of the six Trustees of the Trust have been elected by the shareholders of the Trust.  This means that upon the appointment of Mr. Bishop, only 57% of the Board members would have been elected by shareholders, and the Trust would be in violation of this requirement of the Investment Company Act.

The Board also recommends that shareholders ratify the appointments of Craig Wainscott and Oliver Murray as Trustees.  If all members of the Board have been elected by the shareholders, then upon any future retirements by Trustees the Board would have the flexibility to appoint replacements for one or more Trustees without incurring the expense of additional shareholder meetings.

Vote Required

In the election of a new trustee, the nominee for a position receiving the highest number of votes cast at the Meeting (without regard to Fund) will be elected, provided a quorum is present (a quorum is 40% of the outstanding voting shares of the Trust eligible to vote at the Meeting).  Mr. Bishop has indicated that he is able and willing to serve as Trustee if elected.  If for any reason he becomes unable to serve before the Meeting, proxies will be voted for a substitute nominated by the Board unless you instruct otherwise.

Proxy Statement

In the ratification of appointment of a trustee, his appointment will be ratified if a majority of the votes cast approve such ratification, provided a quorum is present.  If shareholders do not ratify the appointment of Mr. Wainscott or Mr. Murray, he would continue on the Board of Trustees as an Independent Trustee; however, he would not be considered to have been elected by shareholders for purposes of the Investment Company Act.

TRUSTEES AND OFFICERS

Information regarding the current Trustees, the nominees for election as Trustees, and the executive officers of the Trust is set forth below.  Currently there are six members of the Board of Trustees.  Each Trustee holds office until the Trust is terminated unless he or she resigns, is removed or retires.  Any Trustee may resign or retire at any time, and may be removed with or without cause by the vote of the holders of two-thirds of the outstanding shares of the Trust or two-thirds of the other Trustees.  Each officer is appointed by the Board of Trustees and serves until he or she resigns or is removed by the Board of Trustees.

Current Board of Trustees

Currently, there are four Independent Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act.

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Independent Trustees(2)
J. Michael Gaffney, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age: 74)	Trustee	Since June 2004	Retired. Independent Consultant, NATIXIS Global Asset Management, 2004-2011.	9	None
Jean Carter 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age: 58)	Trustee and Chairman of the Board	Since April 2008	Retired since 2005; Director of Investment Management Group for Russell Investment Group from 2000 to 2005.	9	Bridge Builder Trust.
Robert M. Fitzgerald 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age: 64)	Trustee	Since April 2008	Retired from 2002-2005 and since 2007; Chief Financial Officer of National Retirement Partners from 2005 to 2007.	9	Hotchkis and Wiley Funds.
Craig Wainscott, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age: 54)	Trustee	Since February 2012	Retired from Russell Investments, Managing Director, US Mutual Funds; currently Partner with The Paradigm Project and advisor to early-stage companies.	9	None

Proxy Statement

Currently, there are two Interested Trustees who are “interested persons” of the Trust within the meaning of the Investment Company Act.

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
“Interested” Trustees(3)
Jeff Busby, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age: 55)	Trustee and President	Since July 2006 Since February 2012	Executive Director of Brandes since January 2004.	9	None
Oliver Murray 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age: 54)	Trustee	Since February 2012	CEO, Brandes Investment Partners & Co. since 2002; Managing Director – PCPM of Brandes since 2011.	9	None
[1]	Trustees and officers of the Fund serve until their resignation, removal or retirement.
[2]	Not “interested persons” of the Trust as defined in the 1940 Act.
[3]	“Interested persons” of the Trust as defined in the 1940 Act. Jeff Busby is an interested person of the Trust because he is the President of the Trust and the Executive Director of Brandes. Oliver Murray is an interested person of the Trust because he is Managing Director of Brandes.

Nominee for Independent Trustee

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Fund Series to be Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Independent Trustees
Gregory Bishop, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age: __)	Trustee Nominee	None	Retired. Previously Executive Vice President and Head of Retail Business, PIMCO Investments, [YEAR - YEAR].	9	[ ]

Officers.  The table below sets forth certain information about each of the Trust’s executive officers.

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Officers of the Trust
Thomas M. Quinlan 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age: 45)	Secretary	Since June 2003	Associate General Counsel of Brandes.	N/A	N/A

Proxy Statement

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Gary Iwamura, CPA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age: 59)	Treasurer	Since September 1997	Finance Director of Brandes.	N/A	N/A
Roberta Loubier 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age: 44)	Chief Compliance Officer	Since September 2015	Global Head of Compliance of Brandes.	N/A	N/A

Information about Mr. Bishop’s Qualification, Experience, Attributes and Skills

Mr. Bishop has substantial mutual fund and financial services experience.  He is currently retired, and previously spent over 17 years in the investment management business at Pacific Investment Management Company, LLC (“PIMCO”), where he served as Executive Vice President and Head of Retail Business Management for PIMCO Investments with responsibilities related to retail distribution and operations for PIMCO’s mutual fund complex.  He has over 23 years of experience in the financial services industry.  Mr. Bishop has held the Chartered Financial Analyst (CFA) qualification since 1996 and has experience with mutual fund operations, fund marketing and distribution, and compliance.

Mr. Bishop was nominated to join the Board based upon the following factors, among others:  character and integrity; willingness to service and to commit the time necessary to perform the duties of a Trustee; satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and skills that would complement those of the other members of the Board.

Additional Information Concerning Our Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust.  Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Advisor, the distributor, the administrator, the custodian, and the transfer agent, each of which are discussed in greater detail in the Funds’ Statement of Additional Information.  The Board has appointed various senior individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations.  In conducting this oversight, the Board receives regular reports from these officers and the service providers.  For example, the Treasurer reports on financial reporting matters and the President reports on matters relating to the Trust’s operations.  In addition, the Advisor provides regular reports on the investment strategy and performance of the Fund.  The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters.  These reports are provided as part of formal Board Meetings which are typically held quarterly, in person, and involve the Board’s review of recent operations.  In addition, various members of the Board also meet with management in less formal settings, between formal Board Meetings, to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Proxy Statement

Board Structure, Leadership
The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively.  It has established two standing committees, a Nominating Committee and an Audit Committee, which are discussed in greater detail below under “Board Committees.”  Currently, four of the six Trustees are Independent Trustees, who are not affiliated with the Advisor, the principal underwriter, or their affiliates.  Ms. Carter, an Independent Trustee, serves as Chairman of the Board.  The Nominating Committee and Audit Committee are comprised entirely of Independent Trustees.  The Independent Trustees also are advised by independent legal counsel.  Mr. Busby, an interested Trustee, serves as the Trust’s President and is an Executive Director of the Advisor.

In accordance with the fund governance standards prescribed by the Securities and Exchange Commission under the Investment Company Act, the Independent Trustees of the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was selected to serve on the Board of Trustees because of his or her experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.

The Board of Trustees reviews its structure and the structure of its committees at least annually in light of the characteristics and circumstances of the Trust. The Board of Trustees has determined that having an Independent Trustee as the Chairman and having all Independent Trustees as the sole members of the Audit Committee and the Nominating Committee allows all such Independent Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes discussed below. Given the specific characteristics and circumstances of the Trust, the Board has determined that this leadership structure is appropriate to ensure that the regular business of the Board is conducted efficiently while still permitting the Independent Trustees to effectively fulfill their fiduciary and oversight obligations.

Board Oversight of Risk Management

As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel.  Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk), the oversight of different types of risks is handled in different ways.  For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.  The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed.  The Board also receives reports from the Advisor as to investment risks of the Funds.  In addition to these reports, from time to time the Board receives reports from the Administrator and the Advisor as to enterprise risk management matters.

Information about Each Trustee’s Qualification, Experience, Attributes and Skills

The current Trustees were selected with a view to establishing a board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies.  As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.  In addition, each of the Trustees has served on the Board for a number of years, and has gained substantial insight as to the operation of the Advisor and the Trust.

The Trustees were selected to join the Board based upon the following factors, among others:  character and integrity; willingness to service and to commit the time necessary to perform the duties of a Trustee; and as to a majority of the Board satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act.

Proxy Statement

In addition to the information provided in the charts above, certain additional information is set forth below concerning the professional experience of each Trustee.  The information is not all-inclusive as relevant Trustee attributes also involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment and to ask incisive questions, and commitment to shareholder interests.

Mr. Gaffney has substantial mutual fund and investment advisory experience.  He has been President and CEO of an institutional fixed income management firm; Chief Investment Officer of a private bank; Executive Vice President and Chief Investment Officer of an insurance company; Chairman of a closed-end investment company; and Chairman, CEO and a fixed income Portfolio Manager of an institutional asset management firm.

Ms. Carter has significant investment advisory experience as a senior executive of Russell Investment Group, serving as a managing director, member of the corporate operating committee and a member of the investment management group’s fund strategy committee.  These positions over the course of 23 years involved oversight of over 140 funds and the development of a mutual fund business joint venture.

Mr. Fitzgerald has substantial experience in public accounting as a Partner of PricewaterhouseCoopers primarily serving financial services companies.  He has also served as Chief Financial Officer of Pimco Advisors (a publicly traded asset manager and fund sponsor) and as Chief Financial Officer of National Retirement Partners and currently serves as a Trustee and chair of the audit committee of Hotchkis and Wiley Funds.

Mr. Wainscott has substantial mutual fund and financial services experience.  He has over 24 years of experience in the investment management business at Russell Investments where he served as a Managing Director in the U.S. mutual fund group, President of Russell Canada and Director of Russell Australia.  Mr. Wainscott has worked as a Chartered Financial Analyst (CFA) since 1985 and has experience with quantitative investment techniques, fund marketing and fund distribution.

Mr. Busby has significant investment advisory experience. He currently serves as Executive Director and a member of the Advisor’s Executive Committee.  As an Executive Committee member, he contributes to strategic decisions and guides the firm toward achievement of its vision and objectives.  He also serves as a member of the Advisor’s Investment Oversight Committee.

Mr. Murray has significant investment advisory experience. He currently serves as Managing Director, Private Client Portfolio Management of the Advisor and Chief Executive Officer of the Advisor’s Toronto entity where he is responsible for all of the Advisor’s Canadian functional areas. Mr. Murray is responsible for client service, sales and marketing globally for the Advisor. Mr. Murray has served on the boards of a number of industry organizations and is past Chair of the board of directors of the Investment Funds Institute of Canada (IFIC).  He has over 26 years of experience in the financial services industry.

Board Meetings and Committees

The Board met four times during the Trust’s most recent fiscal year ended September 30, 2015.  The Trustees currently expect to continue to meet at least four times a year at regularly scheduled meetings.  The Board has two standing committees: the Audit Committee and the Nominating Committee.  The Trust does not hold annual shareholder meetings, and consequently, the Board has no policy concerning attendance at annual shareholder meetings by Trustees.

Board Committees

Audit Committee.  The Board has an Audit Committee, which is comprised of the independent members of the Board, J. Michael Gaffney, Jean Carter, Craig Wainscott, and Robert Fitzgerald.  Mr. Fitzgerald is the Audit Committee Chair.  The Audit Committee reviews financial statements and other audit-related matters for the Trust, and serves as the Trust’s “qualified legal compliance committee.”  The Audit Committee also holds discussions with management and with the independent auditors concerning the scope of the audit and the auditor’s independence.  The Audit Committee met three times during the year ended September 30, 2015.

Proxy Statement

Nominating Committee.  The Board has a Nominating Committee, which is comprised of the independent members of the Board, J. Michael Gaffney, Jean Carter, Craig Wainscott, and Robert Fitzgerald.  Mr. Gaffney is the Nominating Committee Chair.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of Trustees as is considered necessary from time to time and meets only as necessary.  The Nominating Committee will consider candidates for trustees nominated by shareholders.  Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust.  The Nominating Committee met two times during the year ended September 30, 2015.  The Nominating Committee also met on February 11, 2016 and May 5, 2016 to consider nomination of an additional Trustee in light of Mr. Gaffney’s announced retirement.

If the Nominating Committee identifies a need to replace a current member of the Board, to fill a vacancy on the Board, or to expand the size of the Board, the Nominating Committee considers candidates from a variety of sources.  When needed, the Nominating Committee identifies and screens trustee candidates for appointment to the Board, and submits final recommendations to the full Board for approval.  The Nominating Committee will consider any candidates suggested by shareholders of the Funds, and those suggestions will be submitted to the Secretary of the Trust and distributed to the members of the Nominating Committee.  The Nominating Committee may also consider candidates suggested by the Advisor, and may involve representatives of the Advisor in screening candidates.  However, the decision to approve candidates for submission to the Board will be made exclusively by the Nominating Committee.

The process followed by the Nominating Committee to identify and evaluate candidates include (a) meetings to evaluate biographical information and background material relating to candidates, (b) requiring candidates to complete questionnaires to elicit information of the type required to be disclosed by the Trust in reports filed with the SEC and to comply with the Investment Company Act, (c) interviews of selected candidates by members of the Board, and (d) such other personal and financial reviews and analyses as the Nominating Committee may deem appropriate in connection with the consideration of candidates.  When looking for a candidate, the Nominating Committee formulates policies and objectives concerning the desired mix of independent trustee skills and characteristics.  In doing so, the Nominating Committee takes into account all factors it considers relevant, including without limitation experience, demonstrated capabilities, independence, commitment, reputation, background, diversity, understanding of the investment business, and understanding of business and financial matters generally.

Proxy Statement

Fund Shares Owned by Trustees as of August 31, 2016

Amount Invested Key
A.	$0
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	over $100,000

	Dollar Range of Equity Securities Owned in the Funds									Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Name of Trustee	Core Plus Fund	Credit Focus Yield Fund	Global Equity Fund	Global Oppor- tunities Value Fund	Global Equity Income Fund	Interna- tional Equity Fund	Emer- ging Markets Value Fund	Interna- tional Small Cap Fund	SMART Fund
“Independent” Trustees
J. Michael Gaffney	C	C	C	C	C	C	C	C	C	E
Jean Carter	A	A	A	A	A	C	C	A	A	C
Robert Fitzgerald	A	A	A	C	A	A	C	C	A	D
Craig Wainscott	A	A	A	A	A	A	A	A	A	A
“Interested” Trustees
Jeff Busby	A	E	E	A	A	A	A	A	E	E
Oliver Murray	A	A	A	A	A	A	A	A	A	A
Nominee for “Independent” Trustee
Gregory Bishop	A	A	A	A	A	A	A	A	A	A

Compensation

The Trust pays each Independent Trustee an annual retainer of $70,000 in quarterly installments of $17,500.  He or she also receives a fee of $1,000 for any special telephonic Board meetings held on dates other than scheduled Board meeting dates, and is reimbursed for any expenses incurred in attending meetings.  The Board Chairman receives an additional fee of $20,000 per year.  The Audit Committee and Nominating Committee Chairs each receive an additional fee of $5,000 per year and $1,000 per year, respectively.  No other compensation or retirement benefits are received by any Trustee or officer from the Funds.  The Advisor pays the portion of such amounts attributable to the Separately Managed Account Reserve Trust series of the Trust.  These compensation matters are subject to review by the Independent Trustees annually.

Proxy Statement

The table below shows the compensation paid to each Trustee for the fiscal period ended September 30, 2015:

Name	Core Plus Fund	Credit Focus Yield Fund	Global Equity Fund	Global Oppor- tunities Value Fund	Global Equity Income Fund	Interna- tional Equity Fund	Interna- tional Small Cap Fund	Emerging Markets Value Fund	SMART Fund(1)	Total Compen- sation from Trust and Trust Complex(2) Paid to Trustees
J. Michael Gaffney (Independent Trustee)	$8,563	$8,563	$8,563	$6,028	$6,028	$8,563	$8,563	$8,563	$0	$72,000
Jean Carter (Independent Trustee)	$10,825	$10,825	$10,825	$7,611	$7,611	$10,825	$10,825	$10,825	$0	$91,000
Robert Fitzgerald (Independent Trustee)	$9,040	$9,040	$9,040	$6,361	$6,361	$9,040	$9,040	$9,040	$0	$76,000
Craig Wainscott (Independent Trustee)	$8,444	$8,444	$8,444	$5,944	$5,944	$8,444	$8,444	$8,444	$0	$71,000
Jeff Busby (Interested Trustee)	None	None	None	None	None	None	None	None	None	None
Oliver Murray (Interested Trustee)	None	None	None	None	None	None	None	None	None	None
(1)	The Advisor pays all expenses of the SMART Fund. For the fiscal period ended September 30, 2015, the Advisor compensated Trustees in the amount of $36,880 on behalf of the SMART Fund.
(2)	Trust Complex includes nine series of the Trust.

Communication with Trustees

Shareholders may send communications directly to the Trustees in writing at the addresses specified in “The Current Board of Trustees” table above.

The Board recommends that shareholders
 vote to elect Mr. Bishop and ratify the appointments of Mr. Wainscott and Mr. Murray

PROPOSAL 2:  TO APPROVE AN AMENDMENT TO THE AGREEMENT AND DECLARATION OF TRUST

The Trust is organized as a Delaware statutory trust and is subject to Delaware law.  The Trust was formed and operates pursuant to its Agreement and Declaration of Trust (“Declaration of Trust”), which sets forth various provisions relating primarily to the governance of the Trust and the Funds and the powers of the Trust to conduct its business.

The Board has unanimously approved, and recommends that shareholders of the Trust approve a proposed amendment to the Declaration of Trust.  The amendment would permit the Trust to eliminate a share class of any Fund by action of the Board of Trustees without first obtaining shareholder approval of the elimination.  The purpose of the amendment is to provide the Board with more flexibility to adapt to changes in market and regulatory conditions.  The amendment is intended to allow the Trust to operate in a more efficient and economical manner, potentially resulting in reduction or elimination of costs and delays over time.  Adoption of the Amended Declaration of Trust will not alter in any way the Trustees’ existing fiduciary responsibility to act with due care and in the shareholders’ interests.

Proxy Statement

The Trust’s Declaration of Trust currently does not authorize the Trustees to completely terminate a class of shares without first obtaining the approval of the holders of the outstanding shares of that class.  Article III, Section 5 of the Declaration of Trust currently states in part that when shares of the Trust have been issued, shareholder approval is needed to amend the Declaration of Trust if the amendment would adversely affect to a material degree materially affect the rights and preferences of the shares of any Fund or any class of shares.  Article III, Section 6(i) of the Declaration of Trust provides for the elimination of a class of shares by the Trustees acting alone only when there are no outstanding shares of that class.

Article VIII, Section 2 of the Declaration of Trust authorizes the Trustees to completely terminate the Trust or any Fund without shareholder approval, but that provision does not apply to any series of shares of the Funds.  The Trustees have proposed amending Article VIII, Section 2, to include reference to a class, as follows:

Section 2.        Termination of Trust, Series or Class.  Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of a majority of the Shares of each Series entitled to vote, voting separately by Series, or by the Trustees by written notice to the Shareholders. Any Series or Class may be terminated at any time by vote of a majority of the Shares of that Series or Class or by the Trustees by written notice to the Shareholders of that Series or Class.

Upon termination of the Trust (or any Series or Class, as the case may be), after paying or otherwise providing for all charges, taxes, expenses and liabilities held, severally, with respect to each Series or Class (or the applicable Series or Class, as the case may be), whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets held, severally, with respect to each Series or Class (or the applicable Series or Class, as the case may be), to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds held with respect to each Series or Class (or the applicable Series or Class, as the case may be), to the Shareholders of that Series or Class, as a Series or Class, ratably according to the number of Shares of that Series or Class held by the several Shareholders on the date of termination.

This amendment would provide the Board with more flexibility to adapt the share class structure of the Trust to future changes in market and regulatory conditions in a timely and economical manner, because it would eliminate the need to call a shareholder meeting, create a proxy statement and solicit shareholder votes when the Board deems it in the best interests of a Fund and its shareholders to eliminate a share class.  There is no requirement in the Investment Company Act, Delaware law or other applicable law to obtain shareholder approval to eliminate a share class, and the requirement to do so is above and beyond current industry standards.  By removing the requirement from the Declaration of Trust, the Trust will avoid future costs of a shareholder meeting and proxy solicitation if the need to eliminate a share class arises in the future.

Vote Required

Shareholders of the Trust (including shareholders of all Funds) will vote together on the proposal to amend the Declaration of Trust.  The affirmative vote of a majority of the shares of the Trust voted at the Special Meeting at which a quorum is present is required to approve Proposal 2.  If shareholders of the Trust do not approve the amended Declaration of Trust, the Trust will continue to operate under the current Declaration of Trust and the Board will determine what action, if any, should be taken.

The Board recommends shareholders vote “FOR” the approval of the amendments to the Agreement and Declaration of Trust

Proxy Statement

PROPOSAL 3:	TO ELIMINATE CLASS E SHARES OF THE BRANDES CORE PLUS FIXED INCOME FUND, BRANDES GLOBAL EQUITY FUND AND BRANDES INTERNATIONAL EQUITY FUND

The Board has determined it is in the best interests of the Core Plus Fund, Global Equity Fund and International Equity Fund to eliminate the Class E shares of each of the above-mentioned Funds because the assets of that share class are not large enough to economically justify its ongoing operation and Brandes does not believe that future sales of Class E shares of the Funds are likely to improve.  The operation of each separate share class of a mutual fund also increases the administrative and operational costs of the fund overall.   Furthermore, Brandes and the Board believe the other classes of the Core Plus Fund, Global Equity Fund and International Equity Fund sufficiently meet the needs of the types of shareholders that would typically invest in Class E shares.  As discussed above, the Trust’s Agreement and Declaration of Trust currently requires the approval of the shareholders of a class of a Fund prior to eliminating the share class.

If shareholders of the Core Plus Fund, Global Equity Fund and International Equity Fund approve the elimination of Class E shares of their Fund(s), all Class E shares of the Funds that are outstanding at the close of business on or about three days after such shareholder approval (currently estimated as November 30, 2016)(the “Termination Date”) will be automatically redeemed and proceeds will be sent to Class E shareholders under the procedures set forth in the Funds’ prospectus.  In addition, between September 9, 2016 and the Termination Date, Class E shareholders of the Core Plus Fund, Global Equity Fund and International Equity Fund will be permitted to exchange or convert their Class E shares of their Fund(s) for Class I shares of the same Fund or any other Fund of the Trust, and the Class I minimum investment amount will be waived for Class E shareholders converting into Class I.  Redemption of the Funds’ shares will be treated as taxable transactions to shareholders, and any gain on the transaction will generally be subject to federal income tax.  Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your own tax adviser about federal, foreign, state and local taxation consequences of investing and redeeming shares of the Core Plus Fund, Global Equity Fund and International Equity Fund.

Vote Required

Only Class E shareholders of the Core Plus Fund, Global Equity Fund and International Equity Fund will be entitled to vote on the proposal to eliminate Class E shares of their Fund(s).  The affirmative vote of a majority of the Class E shares of each Fund voted at the Special Meeting at which a quorum of Class E shares of the Fund is present is required to approve Proposal 3.  If Class E shareholders of each Fund do not approve Proposal 3, Class E shares of that Fund will not be eliminated and the Board will determine what action, if any, should be taken.  New Class E shares of the Core Plus Fund, Global Equity Fund and International Equity Fund will not be offered for purchase; however, you will continue to be able to redeem or exchange Class E shares of the Funds using the procedures set forth in the Funds’ prospectus.

The Board of Trustees recommends that shareholders vote “FOR”
 the elimination of Class E shares of the Core Plus Fund, Global Equity Fund and International Equity Fund

Proxy Statement

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting.  However, if any other matters properly come before the Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Trust has engaged PricewaterhouseCoopers LLP as its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  No other services were provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2015	FYE 9/30/2014
Audit Fees	$237,000	$206,886
Audit-Related Fees	None	None
Tax Fees	$66,753	$48,237
All Other Fees	None	None

The Audit Committee has adopted policies and procedures that require the Committee to pre-approve all audit and non-audit services of the Trust, including services provided to any entity affiliated with the Trust.  All of PricewaterhouseCoopers LLP’s services in auditing the Trust’s financial statements were performed by full‑time permanent employees of PricewaterhouseCoopers LLP.

No non-audit fees were billed or are expected to be billed by PricewaterhouseCoopers LLP, for the Trust’s last two fiscal years, for services to Brandes or any entity affiliated with the Trust that provides ongoing services to the Trust.

Representatives of PricewaterhouseCoopers LLP will not be present at the Meeting.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, 11988 El Camino Real, Suite 600, San Diego, California 92130.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of U.S. Bancorp Fund Services, LLC, 2020 East Financial Way, Suite 100, Glendora, California 91741, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Proxy Statement

PRINCIPAL UNDERWRITER AND ADMINISTRATOR

The Trust’s principal underwriter is ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.  The Trust’s administrator is U.S. Bancorp Fund Services, LLC, 2020 East Financial Way, Suite 100, Glendora, CA 91741.

Proxy Statement

APPENDIX A

Voting Securities and Principal Shareholders

Shareholders of the Funds at the close of business on September 9, 2016 will be entitled to be present and vote at the Meeting.  As of that date, the Trust as a whole had [____] shares outstanding, and the following numbers of shares of each class of the Fund were outstanding:

Shares Outstanding and Entitled to Vote

A principal shareholder of a Fund is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person of a Fund is any person who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  As of November 20, 2015, the following shareholders were considered either control persons or principal shareholders of the Funds:

Fund/Class	Shareholder Name & Address	% held as of September 9, 2016
Core Plus Fund – Class E Shares	TD Ameritrade (1) P.O. Box 2226 Omaha, NE 68103
Charles Schwab & Co., Inc. (1) 211 Main Street San Francisco, CA 94104
National Financial Services(1) 499 Washington Blvd., Fl. 5 Jersey City, NJ 07310-2010
Core Plus Fund – Class I Shares	First Clearing, LLC(1) 2801 Market Street St. Louis, MO 63103-2523
UBS WM USA(1) 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761
Woods/Mitchell Family Trust 11988 El Camino Real, Suite 600 San Diego, CA 92130
Charles Schwab & Co., Inc.(1) 211 Main Street San Francisco, CA 94104
Morgan Stanley Smith Barney(1) Plaza 2, 3rd Floor Jersey City, NJ 07311
Core Plus Fund – Class A Shares	TD Ameritrade (1) P.O. Box 2226 Omaha, NE 68103
First Clearing, LLC(1) 2801 Market Street St. Louis, MO 63103-2523

Appendix A - 1

Fund/Class	Shareholder Name & Address	% held as of September 9, 2016
UBS WM USA(1) 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761
Morgan Stanley Smith Barney(1) Plaza 2, 3rd Floor Jersey City, NJ 07311

Fund/Class	Shareholder Name & Address	% held as of September 9, 2016
Credit Focus Yield Fund – Class A Shares	Charles Schwab & Co.(1) 211 Main Street San Francisco, CA 94104
RBC Capital Markets LLC(1) 676 Howell Street S Saint Paul, MN 55116-1219
Credit Focus Yield Fund – Class I Shares	Roxanne Spicer Trust 11988 El Camino Real, Ste. 600 San Diego, CA 92130
Davis Trust 11988 El Camino Real, Ste. 600 San Diego, CA 92130
The Juice Trust 11988 El Camino Real, Ste. 600 San Diego, CA 92130
Woods/Mitchell Family Trust 11988 El Camino Real, Ste. 600 San Diego, CA 92130

Fund/Class	Shareholder Name & Address	% held as of September 9, 2016
Global Equity Fund – Class I Shares	Roxanne Spicer Trust 11988 El Camino Real, Suite 600 San Diego, CA 92130
Charles Schwab & Co.(1) 211 Main Street San Francisco, CA 94105
First Clearing LLC(1) 2801 Market Street Saint Louis, MO 63103-2523
National Financial Services(1) 499 Washington Blvd., Fl. 5 Jersey City, NJ 07310-2010

Appendix A - 2

Fund/Class	Shareholder Name & Address	% held as of September 9, 2016
Global Equity Fund – Class E Shares	LPL Financial (1) 9785 Towne Center Dr. San Diego, CA 92121
Global Equity Fund – Class A Shares	First Clearing LLC(1) 2801 Market Street Saint Louis, MO 63103-2523
Charles Schwab & Co. (1) 211 Main Street San Francisco, CA 94104
Morgan Stanley Smith Barney(1) Plaza 2, 3rd Floor Jersey City, NJ 07311
UBS WM USA(1) 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086
Global Equity Fund – Class C Shares	First Clearing LLC(1) 2801 Market Street Saint Louis, MO 63103-2523
Morgan Stanley Smith Barney(1) Plaza 2, 3rd Floor Jersey City, NJ 07311
UBS WM USA(1) 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086

Fund/Class	Shareholder Name & Address	% held as of September 9, 2016
Global Equity Income Fund – Class I Shares	Walter James Brown Jr. and Kathryn S Justice Family Trust 11988 El Camino Real, Suite 600 San Diego, CA 92130
Kenneth Little 11988 El Camino Real, Suite 600 San Diego, CA 92130
Global Equity Income Fund – Class A Shares	Brandes Investment Trust 11988 El Camino Real, Suite 600 San Diego, CA 92130
Global Equity Income Fund – Class C Shares	Brandes Investment Trust 11988 El Camino Real, Suite 600 San Diego, CA 92130

Appendix A - 3

Fund/Class	Shareholder Name & Address	% held as of September 9, 2016
Global Opportunities Value Fund – Class I Shares	Roxanne Spicer Trust Tanya M. Johnson & Charles H. Brandes Trustees 11988 El Camino Real, Suite 600 San Diego, CA 92130
Edward W. Blodgett 11988 El Camino Real, Suite 600 San Diego, CA 92130
RBC Capital Markets LLC Jacquelyn Wentz Portfolio Focus 11988 El Camino Real, Suite 600 San Diego, CA 92130
Charles Schwab & Co. (1) 211 Main Street San Francisco, CA 94104
Global Opportunities Value Fund – Class A Shares	RBC Capital Markets LLC Bradley K. Simmons IRA 11988 El Camino Real, Suite 600 San Diego, CA 92130
Charles Schwab & Co. (1) 211 Main Street San Francisco, CA 94104
RBC Capital Markets LLC Heidi M. Keller IRA 11988 El Camino Real, Suite 600 San Diego, CA 92130
RBC Capital Markets LLC Colby J. Stirland Cindy S. Stirland 11988 El Camino Real, Suite 600 San Diego, CA 92130
Global Opportunities Value Fund – Class C Shares	RBC Capital Markets LLC Jeanne A. Casteel Trustee Jackson Family Living Trust 11988 El Camino Real, Suite 600 San Diego, CA 92130
Stifel Nicolaus & Co., Inc. Karen Imbrosciano-Kemper 11988 El Camino Real, Suite 600 San Diego, CA 92130

Fund/Class	Shareholder Name & Address	% held as of September 9, 2016
International Equity Fund – Class I Shares	Great-West Trust Company LLC(1) 8515 E Orchard Road Greenwood Village, CO 80111-5002

Appendix A - 4

Fund/Class	Shareholder Name & Address	% held as of September 9, 2016
Morgan Stanley Smith Barney(1) Plaza 2, 3rd Floor Jersey City, NJ 07311
Charles Schwab & Co. (1) 211 Main Street San Francisco, CA 94104
National Financial Services(1) 200 Liberty Street New York, NY 10281-1003
International Equity Fund – Class E Shares	Morgan Stanley Smith Barney(1) Harborside Financial Center Jersey City, NJ 07311
UBS WM USA(1) 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086
LPL Financial (1) 9785 Towne Center Dr. San Diego, CA 92121
Pershing LLC(1) P.O. Box 2052 Jersey City, NJ 07303-2052
International Equity Fund – Class A Shares	First Clearing LLC(1) 2801 Market Street Saint Louis, MO 63103-2523
UBS WM USA(1) 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086
Morgan Stanley Smith Barney(1) Plaza 2, 3rd Floor Jersey City, NJ 07311
International Equity Fund – Class C Shares	Morgan Stanley Smith Barney(1) Plaza 2, 3rd Floor Jersey City, NJ 07311
First Clearing LLC(1) 2801 Market Street Saint Louis, MO 63103-2523
UBS WM USA(1) 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086

Fund/Class	Shareholder Name & Address	% held as of September 9, 2016
International Small Cap Fund – Class A Shares	Charles Schwab & Co. (1) 211 Main Street San Francisco, CA 94104-4151

Appendix A - 5

Fund/Class	Shareholder Name & Address	% held as of September 9, 2016
UBS WM USA(1) 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086
TD Ameritrade Inc. (1) P.O. 2226 Omaha, NE 68103-2226
International Small Cap Fund – Class I Shares	Charles Schwab & Co.(1) 211 Main Street San Francisco, CA 94104-4151
Morgan Stanley Smith Barney(1) Plaza 2, 3rd Floor Jersey City, NJ 07311
National Financial Services(1) 499 Washington Blvd., Fl 5 Jersey City, NJ 07311
UBS Financial Services(1) 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086
City of Los Angeles 8515 East Orchard Road Greenwood Village, CO 80111-5022
First Clearing LLC(1) 2801 Market Street Saint Louis, MO 63103-2523
International Small Cap Fund – Class C Shares	UBS Financial Services(1) 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086
Morgan Stanley Smith Barney(1) Harborside Financial Center Jersey City, NJ 07311
First Clearing LLC(1) 2801 Market Street Saint Louis, MO 63103-2523

Fund/Class	Shareholder Name & Address	% held as of September 9, 2016
Emerging Markets Value Fund – Class I Shares	Charles Schwab & Co., Inc. (1) 101 Montgomery Street San Francisco, CA 94104-4151
Morgan Stanley Smith Barney(1) Plaza 2, 3rd Floor Jersey City, NJ 07311
UBS Financial Services(1) 1000 Harbor Blvd. Weehawken, NJ 07086

Appendix A - 6

Fund/Class	Shareholder Name & Address	% held as of September 9, 2016
National Financial Services(1) 499 Washington Blvd., Fl 5 Jersey City, NJ 07311
First Clearing LLC(1) 2801 Market Street Saint Louis, MO 63103-2523
Emerging Markets Value Fund – Class A Shares	National Financial Services (1) 499 Washington Blvd, Floor 5 Jersey City, NJ 07310-2010
Charles Schwab & Co. (1) 101 Montgomery Street San Francisco, CA 94104-4151
Emerging Markets Value Fund – Class C Shares	First Clearing LLC (1) 2801 Market Street Saint Louis, MO 63103-2523
Morgan Stanley Smith Barney(1) Plaza 2, 3rd Floor Jersey City, NJ 07311
UBS Financial Services(1) 1000 Harbor Blvd. Weehawken, NJ 07086

Fund/Class	Shareholder Name & Address	% held as of September 9, 2016
SMART Fund	First Clearing LLC (1) 2801 Market Street Saint Louis, MO 63103-2523
Charles Schwab & Co., Inc. (1) 101 Montgomery Street San Francisco, CA 94104-4151
(1)	These shareholders represent the nominee accounts for many individual shareholder accounts; the Funds are not aware of the size or identity of any individual shareholder accounts.

Management Ownership

As of September 9, 2016, the Trustees and officers of the Trust, as a group, owned shares of the Funds as shown below.  None of the Trustees owned any Class E shares.

Name of the Fund	Percentage of Fund owned by Management
Core Plus Fund	[__%]
Credit Focus Yield Fund	[__%]
Global Equity Fund	[__%]
Global Equity Income Fund	[__%]
Global Opportunities Value Fund	[__%]
International Equity Fund	[__%]
International Small Cap Fund	[__%]
Emerging Markets Value Fund	[__%]
SMART Fund	[__%]
Appendix A - 7

Legal Proceedings

There are no material proceedings to which any Trustee, Officer or affiliate of any Fund, any owner of record or beneficially of more than five percent of any class of voting securities of any Fund, or any associate of any such Trustee, Officer, affiliate of the registrant, or security holder is a party adverse to the Fund or any of its subsidiaries or has a material interest adverse to the Fund or any of its subsidiaries.

Appendix A - 8